UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                           FORM 8-K

                        CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(D) OF
                THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported): October 12, 2004
                                                     -------------------

                  Alamogordo Financial Corp.
                  --------------------------
    (Exact name of registrant as specified in its charter)


United States of America             0-29655               74-281948
-------------------------        ---------------------   --------------------
(State or other jurisdiction     (Commission File No.)   (I.R.S. Employer
      of incorporation)                                   Identification No.)

500 10th Avenue, Alamogordo, New Mexico                       88310
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:  (505) 437-9334
                                                     --------------


                         Not Applicable
                        ----------------
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.  01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule
            -------------------------------------------------------------------
             or Standard; Transfer of Listing
            ---------------------------------

(a) Not Applicable

(b) Not Applicable

(c) Not Applicable

(d) On October 12, 2004, Alamogordo Financial Corp. announced in a press release its intention to file with the Securities and Exchange Commission its plan to terminate the Company's common stock registration under Section 12(g) of the Securities Exchange Act of 1934 as amended. The Board of Directors, in a meeting on October 11, 2004, authorized the filing of a Form 15 to terminate registration of its common stock. Upon deregistration, Alamogordo Financial Corp.'s common stock will no longer be traded on the OTC Bulletin Board. The Board's action is intended to reduce the costs and administrative burdens in connection with public company status

   A press release regarding this matter is attached as Exhibit 99.1.


Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

(a) Financial Statements of businesses acquired. Not Applicable.

(b) Pro forma financial information. Not Applicable.

(c) Exhibits.

    The following Exhibit is attached as part of this report:

    99.1        Press release dated October 12, 2004

                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    ALAMOGORDO FINANCIAL CORP.


DATE:  October 13, 2004         By: /s/ R. Miles Ledgerwood
                                    ------------------------
                                    R. Miles Ledgerwood
                                    President and Chief Executive Officer